Exhibit 99.1

United States Commodity Index Funds Trust

United States Commodity Index Fund

Monthly Account Statement

For the Month Ended November 30, 2020

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$2,302,517
Unrealized Gain (Loss) on Market Value of Futures	1,663,906
Dividend Income	2,461
Interest Income	396
Total Income (Loss)	$3,969,280

Expenses
Management Fees	$70,236
Professional Fees	13,525
Brokerage Commissions	8,162
Directors' Fees and insurance	2,322
Total Expenses	$94,245
Net Income (Loss)	$3,875,035

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 11/1/20	$103,844,974
Net Income (Loss)	3,875,035

Net Asset Value End of Month	$107,720,009
Net Asset Value Per Share (3,500,000 Shares)	$30.78

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended November 30, 2020 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596

United States Commodity Index Funds Trust

United States Copper Index Fund

Monthly Account Statement

For the Month Ended November 30, 2020

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$2,147,312
Unrealized Gain (Loss) on Market Value of Futures	1,651,575
Dividend Income	726
Interest Income	41
ETF Transaction Fees	1,050
Total Income (Loss)	$3,800,704

Expenses
Management Fees	$16,361
Professional Fees	8,049
Brokerage Commissions	1,673
Directors' Fees and insurance	2,339
Total Expenses	28,422
Expense Waiver	(8,286)
Net Expenses	$20,136
Net Income (Loss)	$3,780,568

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 11/1/20	$27,329,258
Additions (250,000 Shares)	4,987,118
Net Income (Loss)	3,780,568

Net Asset Value End of Month	$36,096,944
Net Asset Value Per Share (1,700,000 Shares)	$21.23

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended November 30, 2020 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596

United States Commodity Index Funds Trust

Monthly Account Statement

For the Month Ended November 30, 2020

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$4,449,829
Unrealized Gain (Loss) on Market Value of Futures	3,315,481
Dividend Income	3,187
Interest Income	437
ETF Transaction Fees	1,050
Total Income (Loss)	$7,769,984

Expenses
Management Fees	$86,597
Professional Fees	21,574
Brokerage Commissions	9,835
Directors' Fees and insurance	4,661
Total Expenses	122,667
Expense Waiver	(8,286)
Net Expenses	$114,381
Net Income (Loss)	$7,655,603

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 11/1/20	$131,174,232
Additions (250,000 Shares)	4,987,118
Net Income (Loss)	7,655,603

Net Asset Value End of Month	$143,816,953

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended November 30, 2020 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596